Exhibit 10.1

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of August 26, 2015 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of October 10, 2014 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FMC Corporation, a Delaware corporation (the “Company”), certain of the Company’s subsidiaries from time to time party thereto as borrowers (together with the Company, the “Borrowers”), Citibank, N.A., as Administrative Agent (as each such term is defined in the Credit Agreement), and each lender and issuing bank from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

WHEREAS, the Company has requested certain changes to the Credit Agreement as described herein (the “Proposed Amendments”);

WHEREAS, Section 9.01 of the Credit Agreement provides that the Company and the Required Lenders may amend the Loan Documents;

WHEREAS, the Lenders party hereto have agreed to approve the Proposed Amendments; and

WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Amendment of Credit Agreement. Effective as of the Amendment Effective Date, Section 6.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

The U.S. Borrower shall maintain, on the last day of each Fiscal Quarter, a Leverage Ratio of not more than a ratio of 3.50 to 1.00; provided that for each Fiscal Quarter ending on or following the Acquisition Closing Date, the Leverage Ratio on the last day of such Fiscal Quarter shall not exceed the applicable level set forth below adjacent to such Fiscal Quarter:

Fiscal Quarter	Maximum Leverage Ratio
June 30, 2015	4.50 to 1.00
September 30, 2015	4.50 to 1.00
December 31, 2015	4.50 to 1.00
March 31, 2016	4.25 to 1.00
June 30, 2016	4.25 to 1.00
September 30, 2016	4.00 to 1.00
December 31, 2016	3.75 to 1.00
March 31, 2017	3.75 to 1.00
June 30, 2017	3.75 to 1.00
September 30, 2017 and thereafter	3.50 to 1.00

SECTION 1.03. Effectiveness. Section 1.02 of this Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received from the Company and the Required Lenders either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

ARTICLE II

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Company and constitutes, and the Credit Agreement, as amended hereby on the Amendment Effective Date, will constitute, legal, valid and binding obligations of the Borrowers, enforceable against each of the Borrowers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing.

(b) Each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection

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with this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date), both before and after giving effect to the this Amendment.

(c) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Amendment Effective Date.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

The U.S. Borrower

FMC CORPORATION

By:	/s/ Thomas C. Deas, Jr.
	Name:	Thomas C. Deas, Jr.
	Title:	Vice President and Treasurer

The Euro Borrowers

FMC FINANCE B.V.

By:	/s/ Thomas C. Deas, Jr.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory, as Attorney-in-Fact

FMC CHEMICALS NETHERLANDS B.V.

By:	/s/ Thomas C. Deas, Jr.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory, as Attorney-in-Fact

FMC FORET, S.A.

By:	/s/ Thomas C. Deas, Jr.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory, as Attorney-in-Fact

SURETY INTERNATIONAL LTD.

By:	/s/ Thomas C. Deas, Jr.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory, as Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

FMC LUXEMBOURG HOLDINGS S.À R.L.

By:	/s/ Thomas C. Deas, Jr.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory, as Atorney-in-Fact

FMC LUXEMBOURG S.À R.L.

By:	/s/ Thomas C. Deas, Jr.
	Name:	Thomas C. Deas, Jr.
	Title:	Authorized Signatory, as Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A.,
as Administrative Agent, Lender, Issuing Bank and Swing Loan Lender

By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as Syndication Agent, Lender, Issuing Bank and Swing Loan Lender

By:	/s/ Christopher DiBiase
	Name:	Christopher DiBiase
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

By:	/s/ Mustafa Khan
	Name:	Mustafa Khan
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BNP Paribas,
as a Lender

By:	/s/ Michael Hoffman
	Name:	Michael Hoffman
	Title:	Vice President

By:	/s/ Michael Pearce
	Name:	Michael Pearce
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

Sumitomo Mitsui Banking Corp.,
as a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ James A. Knight
	Name:	James A. Knight
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. Bank National Association,
as a Lender

By:	/s/ Michael E. Temnick
	Name:	Michael E. Temnick
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

HSBC Bank USA, National Association,
as a Lender

By:	/s/ David A. Mandell
	Name:	David A. Mandell
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

DNB Capital LLC,
as a Lender

By:	/s/ Sanjiv Nayar
	Name:	Sanjiv Nayar
	Title:	Senior Vice President

By:	/s/ Sybille Andaur
	Name:	Sybille Andaur
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CoBank, ACB,
as a Lender

By:	/s/ Hal Nelson
	Name:	Hal Nelson
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

TD BANK, N.A.,
as a Lender

By:	/s/ Craig Welch
	Name:	Craig Welch
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF NEW YORK MELLON,
as a Lender

By:	/s/ Mark W. Rogers
	Name:	Mark W. Rogers
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KBC Bank N.V. New York Branch,
as a Lender

By:	/s/ Sheila Bermejo
	Name:	Sheila Bermejo
	Title:	Vice President

By:	/s/ Raymond Murray
	Name:	Raymond Murray
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Joseph Gricco
	Name:	Joseph Gricco
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF CHINA, NEW YORK BRANCH,
as a Lender

By:	/s/ Doug Yuan
	Name:	Doug Yuan
	Title:	Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

Australia and New Zealand Banking Group
Limited, as a Lender

By:	/s/ Robert Grillo
	Name:	Robert Grillo
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

Branch Banking and Trust Company,
as a Lender

By:	/s/ Steven Thompson
	Name:	Steven Thompson
	Title:	Banking Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LLOYDS BANK, plc,
as a Lender

By:	/s/ Erin Doherty
	Name:	Erin Doherty
	Title:	Assistant Vice President
Transaction Execution
Category A
D006

By:	/s/ Daven Popat
	Name:	Daven Popat
	Title:	Senior Vice President
Transaction Execution
Category A
P003

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]

Citizens Bank of Pennsylvania,
as a Lender

By:	/s/ Leslie D. Broderick
	Name:	Leslie D. Broderick
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT]